Risk management (Details 2) - Cash flow hedges [member] - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2018	Dec. 31, 2017
Disclosure of detailed information about financial risk management [Line Items]
Hedging instrument at the beginning of the period		$ 3,332	$ 5,312
Reassignment of hedging instruments		3,366	1,803
Realized exports		(3,366)	(1,803)
Capital payments	[1]	(2,032)	(1,980)
Hedging instrument at the end of the period		$ 1,300	$ 3,332

[1]	On December 27, 2018, Ecopetrol S.A. paid in advance the entire 10-year international bond issued in 2009, whose nominal value was USD$1,500 million. Equally, on June 30, 2017, Ecopetrol prepaid the entire outstanding balance of the international syndicated loan whose nominal value was US$1,925 million and original maturity date was in February 2020.